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                                                                            EX 3


                             CERTIFICATE OF ADOPTION

                                       OF

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                          THE STANDARD REGISTER COMPANY


         MILFERD A. SPAYD, President, and LEONARD J. ERTLE, Secretary, of The Standard Register Company, an Ohio corporation, with its principal office located at Dayton, Montgomery County, Ohio, do hereby certify that a special meeting of the holders of the shares of said corporation entitling them to vote on the proposal to adopt Amended Articles of Incorporation as contained in the following resolution, was duly called for such purpose and held on the 29th day of October, 1956, at which meeting a quorum of such shareholders was present in person or by proxy and that by the affirmative vote of the holders of shares entitled under the Articles of Incorporation to exercise two-thirds of the voting power of the corporation on such proposal, the following resolution was adopted:

         RESOLVED, That the following Amended Articles of Incorporation be and the same are hereby adopted to supersede and take the place of the existing Articles of Incorporation and all amendments thereto:
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                                      - 2 -


                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                          THE STANDARD REGISTER COMPANY


         THE STANDARD REGISTER COMPANY, a corporation for profit, heretofore organized and now existing under the laws of the State of Ohio, makes and files these Amended Articles of Incorporation and states:

         FIRST: The name of the Corporation shall be THE STANDARD REGISTER COMPANY.

         SECOND: The place in the State of Ohio where its principal office is located is the City of Dayton in Montgomery County.

         THIRD: The purposes for which the Corporation is formed are:

         (1) To design, manufacture, produce extract, mine, prepare, experiment with, purchase and otherwise acquire, import, export sell, distribute, and otherwise dispose of, and generally to trade and deal in, in any manner whatsoever, machines, machinery, metal, wood, paper, business forms, and with any and all other kinds of goods, wares, merchandise, manufactured articles, raw materials, minerals, oil, coal, ores, animal and plant products, substances and other articles of property of every kind and description;

         (2) To engage in all kinds of business, including the following but without excluding others: all manufacturing, merchandising, milling, mining, drilling, quarrying, building, construction, industrial and agricultural work and operations; development and utilization of every kind of power; the acquirement, construction, use, operation, sale and other disposition of all kinds of machinery, plants, factories, warehouses, elevators, buildings and other structures, bridges, wharves, docks, slips, dams, power works, water works, boats, ships, engines, cars, equipment and appliances,
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                                      - 3 -


     whether in connection with said business or otherwise, and generally the utilization of all instrumentalities, methods, processes and appliances in all ways and by all means which are now known or which may be hereafter discovered or invented;

         (3) To engage in research, exploration, laboratory and development work relating to any machinery, business forms, or any other matter, substance, compound or mixture, now known or which may hereafter be known, discovered or developed;

         (4) To render management, supervisory, styling, technical and other services and advice for any person, firm, association or corporation, domestic or foreign, by contract or otherwise, and to receive therefor fixed or contingent compensation, or compensation in the form of commissions, management fees, shares in gross or net receipts or profits, or in any other manner, or upon any other terms whatsoever, or so to act without direct compensation;

         (5) To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the Corporation and from time to time to vary any investment or employment of capital of the Corporation;

         (6) To borrow money, and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of every type and description, whether secured by mortgage, pledge or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every type and description;

         (7) To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in, lands and leaseholds, and interests, estates and rights of every type and description in real, personal or mixed property, and franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed;

         (8) To apply for, obtain, register, purchase, lease or otherwise acquire and to hold, own, use, develop, operate and introduce, and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, copyrights, trade-marks, trade names, brands, labels, and registrations of the foregoing whether issued by the United States or any other country or government, and inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise;

         (9) To make donations for the public welfare or for charitable, scientific or educational purposes; and to cooperate with other corporations or with natural persons, or to act alone, in the creation and maintenance of community funds or of charitable, scientific, or educational instrumentalities;

        (10) To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, underwrite, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds or any other obligations or securities of any person, firm, association or corporation, public, private or municipal, or of the Government of the United States or of any state, territory, colony or dependency thereof, or of any foreign state or country; to merge or consolidate with any corporation in such manner as may be permitted by law; to acquire, and to pay for in cash, stocks or bonds of this Corporation, or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities, of any person, firm, association or corporation; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this Corporation, or in which this Corporation is in any way interested; and to do any other act or thing for the preservation, protection, improvement or enhancement of the value of any such stocks, bonds or other obligations; and while the owner of such stocks, bonds or other obligations to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting powers thereon; to guarantee the payment of dividends upon any stock, or of the principal or interest, or both, of any bond or other obligation, and the performance of any contract; and

        (11) To do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers, or any part or parts thereof, provided the same be not inconsistent with the laws under which the Corporation is organized.

         The business of the Corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Ohio, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in any or all foreign countries. The purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in these Articles, but the purposes specified in each of the foregoing clauses of this Article shall be regarded as independent purposes. The enumeration of the purposes herein shall not be deemed to exclude, by inference or otherwise, any power or purpose which the Corporation is empowered to exercise, whether expressly or impliedly, under the law of the State of Ohio, now or hereafter in effect. The purposes for which the Corporation is formed may be substantially changed by amendment to the Articles of Incorporation.

         FOURTH: The maximum number of shares of all classes of stock which the Corporation is authorized to have outstanding is 2,687,500 shares of the par value of $1 each, of which 2,500,000 shares shall be known and designated as Common Stock and 187,500 shares shall be known and designated as Class A Stock.

         The 12,500 issued and outstanding shares of the heretofore authorized capital stock of the Corporation without nominal or par value are hereby changed and reclassified into 600,000 full paid and nonassessable shares of Common Stock and 187,500 full paid and nonassessable shares of Class A Stock, on the following basis: Each of the issued and outstanding shares of the heretofore authorized capital stock of the Corporation without nominal or par value is reclassified and changed into 48 shares of the Common Stock and 15 shares of the Class A Stock.

         The following provisions are hereby agreed to for the purposes of creating, defining and regulating the rights and privileges of the several classes of stock of the Corporation:


                                    Section 1

                            Voting Powers and Rights

         1.1. Generally. At every meeting of stockholders each stockholder shall be entitled to one vote for each share of Common Stock held by him and five votes for each share of Class A Stock held by him, in each case with whatever right to cumulate votes in elections of directors such stockholder may, at the time of election, be entitled to demand under the laws of the State of Ohio.

         1.2. Quorum. Except as otherwise required by law or by these Articles, the presence in person or by proxy at any meeting of stockholders of the holders of shares entitled to cast a majority of all of the votes which may be cast at such meeting by the holders of all of the shares of the capital stock of the
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                                      - 7 -


Corporation entitled to vote on every matter to be voted on at such meeting shall constitute a quorum.

         1.3. General Voting Requirements. Every question presented to stockholders, except a question of taking any action to which the special voting requirements of subsection 1.4 are applicable, may be decided at any meeting of stockholders which is duly convened and held and at which a quorum is present and shall be decided at such meeting in accordance with a majority of the votes cast upon such question by the holders of Common Stock and Class A Stock, whose votes thereon shall be counted and totaled together without regard to class.

         1.4. Special Voting Requirements. Except as otherwise required by law, the Corporation may take any of the following actions with, and only with, (1) the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation, and (2) if any such actions would adversely affect the rights and privileges of the holders of shares of a particular class, the affirmative vote of the holders of a majority of the outstanding shares of such class:

              (i)   amend these Articles; or

              (ii) merge or consolidate with or into any other corporation or permit any other corporation to merge or consolidate with or into it; or

              (iii) sell, lease or exchange all or substantially all of its property and assets; or
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                                      - 8 -


              (iv) transfer any assets to another corporation and in connection therewith distribute stock or other securities of such other corporation to the holders of stock or other securities of this Corporation; or

              (v)   voluntarily dissolve or liquidate.

Furthermore, the Corporation may take any other action as to which the laws of the State of Ohio require a class vote of any particular class of stock of the Corporation with, and only with, (1) the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation and (2) the affirmative vote of the holders of a majority of the outstanding shares of such class.

         Notwithstanding the foregoing, the Corporation shall not, except with the affirmative vote of the holders of 75% of the outstanding shares of Common Stock, voting separately as a class:

         (1) authorize or issue any additional shares of Class A Stock or any other voting securities except (a) Common Stock and/or (b) preferred stock which has only such voting rights as may arise when dividends are in arrears and/or such voting rights as a mandatory statute may provide; or

         (2) amend these Articles so as to reduce the percentage of the outstanding shares of Common Stock specified in this sentence.


                                    Section 2

                               Rights to Dividends

         When and as dividends are declared, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock and the holders of Class A Stock shall be entitled to share equally, share for share, in such dividends; except that in the case of dividends payable in shares of stock of the Corporation, holders of Class A Stock shall receive their dividends only in shares of Class A Stock and holders of Common Stock shall receive their dividends only in shares of Common Stock, subject, however, to the requirements of subsection 1.4 of this Article FOURTH.


                                    Section 3

                           All Shares Otherwise Equal

         Except as herein otherwise expressly provided, shares of Common Stock and Class A Stock shall be of equal rank and shall all entitle the holders thereof to the same rights and privileges.


                                    Section 4

                           Denial of Preemptive Rights

         No holder of stock of the Corporation of any class authorized hereby or which may hereafter be authorized, or of any series of any such class, shall as such holder and because of his ownership of stock have any preemptive or other right to purchase or subscribe for any shares of stock of the Corporation of any class, or of any series of any class, or for any notes, debentures, bonds, obligations or instruments which the Corporation may issue or sell that are convertible into or exchangeable for or entitle the holders thereof to subscribe for or purchase any shares of stock of the Corporation of any class, or of any series of any class. Subject to the provisions of these Articles and any applicable provisions of the laws of the State of Ohio, any part of the authorized capital stock of the Corporation and any part of the notes, debentures, bonds, obligations or other securities, convertible into or carrying options, rights or warrants to purchase stock of the Corporation, authorized hereby or which may hereafter be authorized, may at any time be issued, optioned for sale and sold or disposed of pursuant to resolutions of the Board of Directors to such persons, for such lawful consideration and upon such terms and conditions as may to the Board of Directors seem proper and advisable and said stock or such other securities or any part thereof need not be first offered to existing stockholders.


                                    Section 5

                            Ownership and Conversion

                                of Class A Stock

         5.1. Ownership of Class A Stock. No holder of Class A Stock may sell or otherwise dispose of or transfer any or all of the shares of stock held by him, or any interest therein, right to vote thereon or control thereover, except to persons who, at the time of transfer, meet the qualifications set forth in clause (i), (ii), (iii), (iv) or (v) of subsection 5.2; provided, however, that nothing herein contained shall affect the validity of any proxy given by such holder to a person not meeting such qualifications if the proxy is revocable by such holder and no value is received therefor. In the absence of information to the contrary the Corporation may conclusively presume that no value was received for
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                                     - 11 -


any such proxy. Any holder of Class A Stock may at any time convert any or all of the shares thereof held by him into shares of Common Stock as provided in subsection 5.3. No one, other than those persons in whose names shares of Class A Stock become registered on the original stock ledger of the Corporation by reason of their record ownership of shares of the capital stock of the Corporation without nominal or par value which are reclassified into shares of Class A Stock by this Article FOURTH, or transferees or successive transferees who at the time of transfer meet the qualifications set forth in subsection 5.2, shall by virtue of the acquisition of certificates for shares of Class A Stock have the status of an owner or holder of shares of Class A Stock or be recognized as such by the Corporation or be otherwise entitled to enjoy for his own benefit the special voting rights and powers of a holder of shares of Class A Stock.

         Holders of shares of Class A Stock may at any and all times transfer to any person the shares of Common Stock issuable upon conversion of such shares of Class A Stock.

         5.2. Transfers of Class A Stock on Corporation Books. Shares of Class A Stock shall be transferred on the books of the Corporation and a new certificate therefor issued, upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary or any Assistant Secretary of the Corporation) of the certificate for such shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps

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or funds for the payment of all applicable transfer taxes, only if such certificate when so presented shall also be accompanied by an affidavit of the record holder of such shares stating that such certificate is being presented to effect a transfer of such shares to any one or more of the following:

              (i) a transferee who is a natural person who meets the qualification that he or she is either (A) Helen Sherman Hook, sister of John Q. Sherman who died in Dayton, Ohio, in 1939 and of William C. Sherman who died in Montgomery County, Ohio, in 1944, or (B) a descendant (including any descendant by adoption and any descendant of any adopted descendant) of the aforesaid Helen Sherman Hook or of the aforesaid John Q. Sherman, or (C) entitled to any interest under the last will and testament, and the codicils thereto, of either the aforesaid John Q. Sherman or the aforesaid William C. Sherman, or under any inter vivos trust created by either of them, or (D) a spouse or surviving spouse of the aforesaid John Q. Sherman or of a natural person who is, or was while living, included within the provisions of either of the foregoing subclauses (A), (B) or (C); or

              (ii) transferees who are any two or more natural persons, each of whom meets the qualifications set forth in clause (1) next above; or

              (iii) a transferee as trustee or successor trustee of a trust or trusts created by the aforesaid John Q. Sherman or the aforesaid William C. Sherman, either by deed or will, or a transferee as trustee of any other trust, created by deed or will, which other trust meets both of the following requirements:

         (1) the income thereof from the date of transfer to such trustee shall be required to be paid to or applied for the use and benefit of or accumulated for one or more natural persons, concurrently or successively, all of whom meet or will meet the qualification set forth in clause (i) above, and no other persons, except for such portion of the income as is payable to or to be applied for the use and benefit of or accumulated for one or more other natural persons during terms not to exceed their respective lives, who, though they do not meet the qualification set forth in clause (i) above, are relatives or natural persons meeting such qualifications; and (2) the principal thereof shall be required to be transferred, assigned and paid over upon failure or termination of the interest in the income thereof referred to in subclause (1) above; provided, however, that if the provision of such trust relating to the disposition of income or principal are subject to amendment in such manner that the trust can be changed to a trust no meeting the requirements of this clause (iii) the trustee thereof, as such, shall have entered into a written agreement with the Corporation providing that if such trust shall be amended such trustee will promptly deliver to the Corporation a copy, duly certified by such trustee, of the instrument effecting such amendment and will, unless such trust as so amended then meets the requirements of this clause (iii), promptly surrender the certificates for the shares of Class A Stock then held in such trust for the conversion of such shares into an equal number of shares of Common Stock in the manner set forth in subsection 5.3.

              (iv) a transferee as successor trustee or as co-trustee of a trust of which his immediate transferor was or is a trustee registered as a record holder of such shares of Class A Stock as permitted by the provisions of subsection 5.1, provided, however, that if the proviso in clause (iii) above is applicable, such successor trustee or co-trustee shall have entered into a written agreement with the Corporation whereby he assumes the obligations of the agreement required by said clause (iii); or

              (v) a transferee as executor or administrator of the estate of the above-mentioned John Q. Sherman or William C. Sherman or of the estate of any of the natural persons meeting the qualification set forth in clause (i) above;

and if the certificate for such shares of Class A Stock when presented for transfer shall also be accompanied

              (a) in the case of a transfer to a transferee as trustee of a trust which meets the requirements set forth in clause (iii) above, by copies duly certified by such trustee of the instrument creating such trust and of all amendments thereto, and by an original counterpart or certified copy of any agreement required by said clause (iii);

              (b) in the case of a transfer to a transferee as successor trustee or co-trustee as permitted by clause (iv) above, by an original counterpart or certified copy of any agreement of such transferee required by said clause (iv); or

              (c) in the case of a transfer to a transferee as executor or administrator as permitted by clause (v) above, by a certified copy of the letters of appointment of said executor or administrator.

When the principal of a trust is transferred, assigned and paid over, the provisions of this Section 5 shall govern, limit and qualify the transfer, assignment and payment over of shares of Class A Stock in the same manner and to the same extent as this Section 5 governs, limits and qualifies any other transfers of Class A Stock.

         5.3. Conversion of Class A Stock. A record holder of shares of Class A Stock may convert any or all of such shares held by him into the same number of shares of Common Stock by surrendering at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary or any Assistant Secretary of the Corporation) certificates representing the shares of Class A Stock to be converted, accompanied by a written notice by such record holder to the Corporation stating that such record holder desires to convert such shares of Class A Stock into the same number of shares of Common Stock. If all or any of the shares of Class A Stock so surrendered for conversion are being converted in connection with the sale or other disposition of the shares of Common Stock issuable upon the conversion, the holder may request that the Corporation issue all or a specified number of such shares of Common Stock to persons (other than such record holder) named in such request, setting forth the number of shares of Common Stock to be issued to each such person, the address of each such person and the denominations in which the certificates therefor are to be issued. In the event of any such transfer the certificates representing any shares of Class A Stock to be converted shall be surrendered in proper form for transfer and shall be accompanied by all requisite stock transfer tax stamps or funds sufficient to pay all applicable transfer taxes. Upon any such surrender involving a transfer the persons named as transferees shall become, and shall be registered in the original stock ledger of the Corporation as, the record holders of the number of shares of Common Stock issuable upon such conversion, and each such share of Class A Stock to be converted shall be converted into one share of Common Stock, and thereupon there shall be issued to the persons named as transferees, promptly at such office or other designated place, certificates for such number of shares of Common Stock. If any shares of Class A Stock represented by any certificate so surrendered are not to be converted, or are to be converted but not transferred, new certificates for Common Stock or Class A Stock as the case may be will be issued to the holder who made the surrender. Each written notice of conversion above required shall be signed by the record holder (or in an appropriate case by his guardian, committee, executor, administrator or other legal representative).

         If a record holder of shares of Class A Stock shall deliver a certificate for such shares, endorsed by him for transfer or accompanied by an instrument of transfer signed by him, to a person who does not meet the qualifications set forth in clause (i), (ii),

(iii), (iv) or (v) of subsection 5.2, then such person or any successive transferee of such certificate may treat such endorsement or instrument as authorizing him on behalf of such record holder to convert such shares in the manner above provided for the purpose of the transfer to himself of the shares of Common Stock issuable upon such conversion or for any other purpose and to give on behalf of such record holder the written notice of conversion above required and may convert such shares of Class A Stock accordingly. If any shares of Class A Stock shall improperly have been registered in the name of such a person (or in the name of any successive transferee of such certificate) and a new certificate therefor issued, such person or transferee may surrender such new certificate for cancellation, accompanied by the written notice of conversion above required, in which case (A) such person or transferee shall be deemed to have elected to treat the endorsement on (or instrument of transfer accompanying) the certificates so delivered by such former record holder as authorizing such person or transferee on behalf of such former record holder so to convert such shares and so to give such notice, (B) the shares of Class A Stock registered in the name of such former record holder shall be deemed to have been surrendered for conversion for the purpose of the transfer to such person or transferee of the shares of such Common Stock issuable upon conversion, and (C) the appropriate entries shall be made on the books of the Corporation to reflect such action.

         5.4. Dividends. Upon any conversion of shares of Class A Stock into shares of Common Stock pursuant to the provisions of this Section 5, any dividend, for which the record date shall be subsequent to such conversion or exchange, which may have been declared on the shares of Class A Stock so converted shall be deemed to have been declared, and shall be payable, with respect to the shares of Common Stock into or for which such shares of Class A Stock shall have been so converted, and any such dividend which shall have been declared on such shares payable in shares of Class A Stock shall be deemed to have been declared, and shall be payable, in shares of Common Stock.

         5.5. Prohibition against Reissue. The Corporation shall not reissue or resell any shares of Class A Stock which shall have been converted into shares of Common Stock pursuant to or as permitted by the provisions of this Section 5, or any shares of Class A Stock which shall have been acquired by the Corporation in any other manner. The Corporation shall, from time to time, take such appropriate action as may be necessary to retire such shares and to reduce the authorized amounts of Class A Stock accordingly.

         5.6. Reservation of Common Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, such number of shares of Common Stock as would become issuable upon the conversation or exchange or all shares of Class A Stock then outstanding.

         5.7. Violations of Subsections 5.1 and 5.2. In the event that the Board of Directors of the Corporation (or any committee of the Board of Directors, or any officer of the Corporation, designated for the purpose by the Board of Directors) shall determine, upon the basis of facts not disclosed in any affidavit or other document accompanying the certificate for shares of Class A Stock when presented for transfer, that such shares of Class A Stock have been registered in violation of the provisions of subsections 5.1 or
5.2 or shall determine that a person is enjoying for his own benefit the special rights and powers of shares of Class A Stock in violation of such provisions, then the Corporation shall take such action at law or in equity as is appropriate under the circumstances. An unforeclosed pledge made to secure a bona fide obligation shall not be deemed to violate such provisions.

         5.8. Investigation of Facts. In connection with any transfer or conversion of any stock of the Corporation pursuant to or as permitted by the provisions of this Section 5, or in connection with the making of any determination referred to in subsection 5.7,

         (i) the Corporation shall be under no obligation to make any investigation of facts unless an officer, employee or agent of the Corporation responsible for making such exchange or determination or issuing Common Stock, pursuant to such conversion, has substantial reason to believe, or unless the Board of Directors (or a committee of the Board of Directors designated for the purpose) determines that there is substantial reason to believe, that any affidavit or other document is incomplete or incorrect in an material respect or that an investigation would disclose facts upon which any determination referred to in subsection
     5.7 should be made, in either of which events the Corporation shall make or cause to be made such investigation as it may deem necessary or desirable in the circumstances and have a reasonable time to complete such investigation; and

         (ii) neither the Corporation nor any director, officer, employee or agent of the Corporation shall be liable in any manner for any action taken or omitted in good faith.

         5.9. Definitions; Verification of Affidavits. For the purposes of this
Section 5, each reference to a "person" shall be deemed to include not only a natural person, but also a corporation, partnership, association, unincorporated organization or legal entity of any kind; each reference to a "natural person" (or to a "record holder" of shares, if a natural person) shall be deemed to include in his representative capacity a guardian, committee, executor, administrator or other legal representative of such natural person or record holder. The plural or any term shall be deemed to include the singular and the singular shall be deemed to include the plural. Each affidavit or a record holder furnished pursuant to subsection 5.2 shall be verified as of a date not earlier than five days prior to the date of delivery thereof, and, where such record holder is a corporation or partnership, shall be verified by an officer of the corporation or by a general partner of the partnership, as the case may be.

         FIFTH: The amount of stated capital of the Corporation at the time of the filing of these Amended Articles of Incorporation was One Million Two Hundred Fifth Thousand Dollars ($1,250,000), and after giving effect to the reclassification hereinabove provided for such stated capital shall be reduced to Seven Hundred Eighty-seven Thousand Five Hundred Dollars ($787,500).

         SIXTH: Every certificate for shares of Class A Stock shall bear a legend on the face thereof reading as follows:

              "The shares of Class A Stock represented by this certificate may not be transferred to any person who does not meet the qualifications set forth in clause (i), (ii), (iii),
         (iv) or (v) of subsection 5.2 of Article FOURTH of the Amended Articles of Incorporation of this Corporation (said Article FOURTH being set forth in full on the reverse hereof) and no person who does not meet the qualifications prescribed by subsection 5.1 of said Article FOURTH is entitled to own or to be registered as the record holder of such shares of Class A Stock, but the record holder of this certificate may at any time convert such shares of Class A Stock into the same number of shares of Common Stock for the purpose of effecting the ale or other disposition of such shares of Common Stock to any person or for any other purpose. Each holder of this certificate, by accepting the same, accepts and agrees to all of the foregoing."

         SEVENTH: These Amended Articles of Incorporation supersede and take the place of the heretofore existing Articles of Incorporation and any and all amendments thereto.

         IN WITNESS WHEREOF, the said MILFERD A. SPAYD, President, and LEONARD
J. ERTLE, Secretary, of The Standard Register Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be hereunto affixed this 29th day of October, 1956.



                                                     /s/Milferd A. Spayd
                                             -----------------------------------
                                                          President

  [ S E A L ]

                                                     /s/Leonard J. Ertle
                                             -----------------------------------
                                                          Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                          THE STANDARD REGISTER COMPANY

                       ----------------------------------



              MILFERD A. SPAYD, President, and JOSEPH W. HATFIELD, Assistant Secretary of THE STANDARD REGISTER COMPANY, an Ohio corporation, with its principal office located at Dayton, Montgomery County, Ohio, do hereby certify that at the Annual Meeting of the Shareholders of said corporation duly called for such purpose and held on the 18th day of April 1962, at 11:00 A.M. E.S.T., at said principal office, at which meeting a quorum of said Shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise more than two-thirds (2/3rds) of the voting power of the corporation, and, in addition, by the affirmative vote of the holders of more than seventy-five percent (75%) of the outstanding shares of Common Stock of the corporation entitling them to exercise more than seventy-five percent (75%) of the voting power of said Common Stock voting separately as a class, and the affirmative vote of the holders of more than seventy-five percent (75%) of the outstanding shares of Class A Stock of the corporation entitling them to exercise more than seventy-five percent (75%) of the voting power of said Class A Stock voting separately as a class (Common Stock and Class A Stock being the only two classes of stock of the corporation), the following Resolutions were adopted to amend the Amended Articles of Incorporation (now in effect):

              WHEREAS, the Corporation presently has issued and outstanding 868,600 shares of Common Stock of the par value of $1 each and has unissued and outstanding 196,875 shares of Class A Stock of the par value of $1 each; and

              WHEREAS, the Corporation presently has unissued 1,631,400 shares of Common Stock of the par value of $1 each and has unissued 53,125 shares of Class A Stock of the par value of $1 each; and

              WHEREAS, the present stated capital of the Corporation is $1,065,475, and it is desired to effect a stock split on a two-for-one basis of all issued and outstanding and all unissued shares of each class of stock without resulting in a change in the said stated capital of the Corporation;

              NOW, THEREFORE, BE IT RESOLVED that the said 868,600 issued and outstanding shares of Common Stock with a par value of $1 each, be and the same hereby are changed into 1,737,200 issued and outstanding shares of Common Stock with a par value of $.50 each, and that said 1,631,400 unissued shares of Common Stock with a par value of $1 each, be and the same hereby are changed into 3,262,800 unissued shares of Common Stock with a par value of $.50 each, and that said 196,875 issued and outstanding shares of Class A Stock with a par value of $1 each, be and the same hereby are changed into 393,750 shares of issued and outstanding Class A Stock with the par value of $.50 each, and that said 53,125 unissued shares of Class A Stock with a par value of $1 each, be and the same hereby are changed into 106,250 unissued shares of Class A Stock with a par value of $.50 each, and that the stated capital of the Corporation in the amount of $1,065,475 shall remain the same.

              BE IT FURTHER RESOLVED, that in order to effect the foregoing changes in the shares of the Corporation, the first two paragraphs of Article FOURTH of the Amended Articles of Incorporation (now in effect), reading as follows:

                        FOURTH: The maximum number of shares of all classes of
              stock which the Corporation is authorized to have outstanding is 2,750,000 shares of the par value of $1 each, of which 2,500,000 shares shall be known and designated as Common Stock and 250,000 shall be known and designated as Class A Stock.

                        The 12,500 issued and outstanding shares of the
              heretofore authorized capital stock of the Corporation without nominal or par value are hereby changed and reclassified into 600,000 full paid and nonassessable shares of Common Stock and 187,500 full paid and nonassessable shares of Class A Stock, on the following basis: Each of the issued and outstanding shares of the heretofore authorized capital stock of the Corporation without nominal or par value is reclassified and changed into 48 shares of the Common Stock and 15 shares of the Class A Stock.

        be, and they hereby are, amended so that, as amended, said paragraphs shall read as follows:

                        FOURTH: The maximum number of shares of all classes of
              stock which the Corporation is authorized to have outstanding is 5,500,000 shares of the par value of $.50 each, of which 5,000,000 shares shall be known and designated as Common Stock, and 500,000 shares shall be known and designated as Class A Stock.

                        Each issued and outstanding share of Common Stock of the
              par value of $1 is hereby changed into two issued and outstanding shares of Common Stock of the par value of $.50 each. Each unissued share of Common Stock of the par value of $1 is hereby changed into two unissued shares of Common Stock of the par value of $.50 each. Each issued and outstanding share of Class A Stock of the par value of $1 is hereby changed into two issued and outstanding shares of Class A Stock of the par value of $.50 each. Each unissued share of Class A Stock of the par value of $1 is hereby changed into two unissued shares of Class A Stock of the par value of $.50 each.

              BE IT FURTHER RESOLVED, that Article FIFTH of the Amended Articles of Incorporation (now in effect), be and it hereby is amended so that, as amended, it shall read as follows:

                        FIFTH: Upon the filing of this Amendment and after
              giving effect to the changes in shares of Common Stock and Class A Stock as above provided for in Article FOURTH of the Amended Articles of Incorporation, the stated capital of the Corporation shall be $1,065,475, which is the same as it existed immediately preceding filing of this Amendment.

              IN WITNESS WHEREOF, the said MILFERD A. SPAYD, President, and JOSEPH W. HATFIELD, Assistant Secretary, of THE STANDARD REGISTER COMPANY, acting for and on behalf of the said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed, this 24th day of April, 1962.



                                        By  /s/ Milferd A. Spayd
                                            --------------------
                                                Milferd A. Spayd,
                                                President



                                        By  /s/Joseph W. Hatfield
                                            ---------------------
                                               Joseph W. Hatfield
                                               Assistant Secretary


                                                       of


                                        THE STANDARD REGISTER COMPANY

                            CERTIFICATE OF AMENDMENT
                                       OF
                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                          THE STANDARD REGISTER COMPANY

                       -----------------------------------



              DONALD F. WHITEHEAD, President, and JOSEPH W. HATFIELD, Vice President - Secretary, of THE STANDARD REGISTER COMPANY, an Ohio corporation, with its principal office located at Dayton, Montgomery County, Ohio, do hereby certify that at the Annual Meeting of the Shareholders of said corporation duly called for such purpose and held on the 15th day of April, 1970, at 11:00 A.M. E.S.T., at said principal office, at which meeting a quorum of said shareholders was present, in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the corporation and, in addition, by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class A Stock each voting separately as a class (Common Stock and Class A Stock being the only two classes of stock of the corporation), the following resolutions were adopted to amend the Amended Articles of Incorporation:

        RESOLVED, that the Amended Articles of Incorporation (now in effect) be, and they hereby are, amended, so that as amended Section 1.4 of Paragraph FOURTH of the Amended Articles of Incorporation shall read as follows:

                        "1.4.   SPECIAL VOTING REQUIREMENTS.
              Except as otherwise required by law, the Corporation may take any of the following actions with, and only with, (1) the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the Corporation, and (2) if any such actions would adversely affect the rights and privileges of the holders of shares of a particular class, the affirmative vote of the holders of two-thirds of the outstanding shares of such class:

                        (i)     amend these Articles; or

                        (ii) merge or consolidate with or into any other corporation to merge or consolidate with or into it; or

                        (iii) sell, lease or exchange all or substantially all of its property and assets; or

                        (iv) transfer any assets to another corporation and in connection therewith distribute stock or other securities of such other corporation to the holders of stock or other securities of this Corporation; or

                        (v)     voluntarily dissolve or liquidate.

              Furthermore the Corporation may take any other action as to which the laws of the State of Ohio require a class vote of any particular class of stock of the Corporation with, and only with,
              (1) the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the Corporation and
              (2) the affirmative vote of the holders of two-thirds of the outstanding shares of such class.

                        Notwithstanding the foregoing, the Corporation shall
              not, except with the affirmative vote of the holders of 75% of the outstanding shares of Common Stock, voting separately as a class:

                        (1) authorize or issue any additional shares of Class A Stock or any other voting securities except (a) Common Stock and/or (b) preferred stock which has only such voting rights as may arise when dividends are in arrears and/or such voting rights as a mandatory statute may provide; or

                        (2) amend these Articles so as to reduce the percentage of the outstanding shares of Common Stock specified in this sentence."

        RESOLVED FURTHER, that said Section 1.4 of Paragraph FOURTH, as above set forth, shall be substituted for Section 1.4 of Paragraph FOURTH of said Amended Articles of Incorporation in effect immediately prior to this amendment which read as follows:

                        "1.4.   SPECIAL VOTING REQUIREMENTS.
              Except as otherwise required by law, the Corporation may take any of the following actions with, and only with, (1) the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation, and (2) if any such actions would adversely affect the rights and privileges of the holders of shares of a particular class, the affirmative vote of the holders of a majority of the outstanding shares of such class:

                        (i)     amend these Articles; or

                        (ii) merge or consolidate with or into any other corporation or permit any other corporation to merge or consolidate with or into it; or

                        (iii) sell, lease or exchange all or substantially all of its property and assets; or

                        (iv) transfer any assets to another corporation and in connection therewith distribute stock or other securities of such other corporation to the holders of stock or other securities of this Corporation; or

                        (v)     voluntarily dissolve or liquidate.

              Furthermore the Corporation may take any other action as to which the laws of the State of Ohio require a class vote of any particular class of stock of the Corporation with, and only with,
              (1) the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation and
              (2) the affirmative vote of the holders of a majority of the outstanding shares of such class.

                        Notwithstanding the foregoing, the Corporation shall
              not, except with the affirmative vote of the holders of 75% of the outstanding shares of Common Stock, voting separately as a class:

                        (1) authorize or issue any additional shares of Class A Stock or any other voting securities except (a) Common Stock and/or (b) preferred stock which has only such voting rights as may arise when dividends are in arrears and/or such voting rights as a mandatory statute may provide; or

                        (2) amend these Articles so as to reduce the percentage of the outstanding shares of Common Stock specified in this sentence."

              IN WITNESS WHEREOF, the said DONALD F. WHITEHEAD, President, and JOSEPH W. HATFIELD, Vice President - Secretary, of THE STANDARD REGISTER COMPANY, acting for and on behalf of the said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed, this 27th day of April, 1970.



                                            /s/Donald F. Whitehead
                                        ------------------------------
                                        Donald F. Whitehead, President



                                            /s/Joseph W. Hatfield
                                        ------------------------------
                                        Joseph W. Hatfield,
                                        Vice President - Secretary


                                                      of


                                        THE STANDARD REGISTER COMPANY

                             CERTIFICATE OF ADOPTION
                        BY THE SHAREHOLDERS TO AMENDMENTS
                   TO THE AMENDED ARTICLES OF INCORPORATION OF
                          THE STANDARD REGISTER COMPANY

        Roy N. Linton, who is the President and Chief Executive Officer, and Otto F. Stock, who is the Secretary of The Standard Register Company, an Ohio Corporation for profit (sometimes hereinafter referred to as the "Corporation"), with its principal place of business located at 626 Albany Street, Dayton, Ohio 45401, do hereby certify that at the Annual Meeting of Shareholders of The Standard Register Company which was duly called and held on Wednesday, April 20, 1983, at Dayton, Ohio, at which meeting a quorum of each class of shareholders was present in person or by proxy, the following resolutions were adopted by the affirmative vote of the holders of shares entitled under the Amended Articles of Incorporation to exercise two-thirds of the voting power of The Standard Register Company on each of the following resolutions (and also by the affirmative vote of seventy-five percent (75%) of the outstanding Common Stock voting separately as a class as to the resolution to increase the authorized shares of stock from 5,500,000 to 14,500,000):

              RESOLVED, that the first two paragraphs of Article Fourth of the Amended Articles of Incorporation of The Standard Register Company which provided as follows:

                        FOURTH: The maximum number of shares of all classes of
              stock which the Corporation is authorized to have outstanding is 5,500,000 shares of the par value of $.50 each, of which 5,000,000 shares shall be known and designated as Common Stock, and 500,000 shares shall be known and designated as Class A Stock.

                        Each issued and outstanding share of Common Stock of the
              par value of $1 is hereby changed into two issued and outstanding shares of Common Stock of the par value of $.50 each. Each unissued share of Common Stock of the par value of $1 is hereby changed into two unissued shares of Common Stock of the par value of $.50 each. Each issued and outstanding share of Class A Stock of the par value of $1 is hereby changed into two issued and outstanding shares of Class A Stock of the par value of $.50 each. Each unissued share of Class A Stock of the par value of $1 is hereby changed into two unissued shares of Class A Stock of the par value of $.50 each.

be deleted and that the following two paragraphs be substituted for the present two paragraphs of Article Fourth of the Amended Articles of Incorporation:

                        FOURTH: The maximum number of shares of all classes of
              stock which the Corporation is authorized to have outstanding is 14,500,000 shares with no par value, of which 12,000,000 shares shall be known and designated as Common Stock and 2,500,000 shares shall be known and designated as Class A Stock.

                        Each issued and outstanding share of Common Stock of the
              par value of $.50 each is hereby changed into three shares of Common Stock with no par value, and each issued and outstanding shares of Class A Stock of the par value of $.50 each is hereby changed into three shares of Class A Stock with no par value.

              RESOLVED FURTHER, that the following new Section 6 be added to Article Fourth of the Amended Articles of Incorporation of The Standard Register
Company:

                                    Section 6
                       Authorizing Corporation to Purchase
                           Its Own Stock of Any Class

                        6. Purchase of Stock of Any Class. The Corporation by action of its Board of Directors may, at any time and from time to time, purchase shares of stock of any class issued by it, to the extent not otherwise prohibited by law or these Articles.


              RESOLVED FURTHER, that Article Fifth of the Amended Articles of Incorporation of The Standard Register Company which provided as follows:


                              FIFTH: Upon the filing of this Amendment and after
                        giving effect to the changes in shares of Common Stock and Class A Stock as above provided for the Article FOURTH of the Amended Articles of Incorporation, the stated capital of the Corporation shall be $1,065,475, preceding filing of this Amendment.

be deleted in its entirety and that the following be substituted as Article Fifth of the Amended Articles of Incorporation of The Standard Register Company:


                              FIFTH: The amount of stated capital of the
                        Corporation shall be $1.00 per share for each share of stock issued at any time.


              IN WITNESS WHEREOF, Roy N. Linton, as President and Chief Executive Officer, and Otto F. Stock, as Secretary, acting for and on behalf of The Standard Register Company have hereunto subscribed their names and caused the seal of The Standard Register Company to be hereunto affixed this 29th day of April, 1983.

                                       THE STANDARD REGISTER COMPANY,
                                       an Ohio Corporation


                                       By     /s/Roy N. Linton
                                           -----------------------
                                           Roy N. Linton,
                                           President and
                                           Chief Executive Officer


                                       By     /s/Otto F. Stock
                                           -----------------------
                                           Otto F. Stock,
                                           Secretary

                             CERTIFICATE OF ADOPTION
                       BY THE SHAREHOLDERS OF AN AMENDMENT
                   TO THE AMENDED ARTICLES OF INCORPORATION OF
                          THE STANDARD REGISTER COMPANY



              Paul H. Granzow, who is the Chairman of the Board of Directors, and Otto F. Stock, who is the Secretary of The Standard Register Company, an Ohio Corporation for profit (sometimes hereinafter referred to as the "Corporation"), with its principal place of business located at 626 Albany Street, Dayton, Ohio 45401, do hereby certify that at the Annual Meeting of Shareholders of The Standard Register Company which was duly called and held on Wednesday, April 17, 1985, at Dayton, Ohio, at which meeting a quorum of shareholders was present in person or by proxy, the following resolution was adopted by the affirmative vote of the holders of shares entitling them under the Amended Articles of Incorporation to exercise two-thirds of the voting power of the Corporation and also by the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of Common Stock voting separately as a class:

              RESOLVED, that the first two paragraphs of Article Fourth of the Amended Articles of Incorporation of The Standard Register Company which provides as follows:

              FOURTH: The maximum number of shares of all classes of stock which the Corporation is authorized to have outstanding is 14,500,000 shares with no par value, of which 12,000,000 shall be known and designated as Common Stock and 2,500,000 shall be known and designated as Class A Stock.

              Each issued and outstanding share of Common Stock of the par value of $.50 each is hereby changed into three shares of Common Stock with no par value, and each issued and outstanding share of Class A Stock of the par value of $.50 each is hereby changed into three shares of Class A Stock with no par value.


be deleted and that the following two paragraphs be substituted for the present first two paragraphs of Article Fourth of the Amended Articles of Incorporation:

              FOURTH: the maximum number of shares of stock which the Corporation is authorized to have outstanding is 17,500,000 shares with no par value, of which 15,000,000 shares shall be known and designated as Common Stock and 2,500,000 shares shall be known and designated as Class A Stock.

              Each issued and outstanding share of Common Stock with no par value is hereby changed into two shares of Common Stock with no par value and each issued and outstanding share of Class A Stock with no par value is hereby changed into two shares of Class A Stock with no par value.


              IN WITNESS WHEREOF, Paul H. Granzow, as Chairman of the Board of Directors, and Otto F. Stock, as Secretary, acting for and on behalf of The Standard Register Company have hereunto subscribed their names and caused the seal of The Standard Register Company to be hereunto affixed this 24th day of April, 1985.


                                        THE STANDARD REGISTER COMPANY,
                                        an Ohio Corporation


                                        By    /s/Paul H. Granzow
                                           -----------------------
                                           Paul H. Granzow
                                           Chairman of the Board
                                           of Directors


                                        By    /s/Otto F. Stock
                                           -----------------------
                                           Otto F. Stock,
                                           Secretary

                             CERTIFICATE OF ADOPTION
                        BY THE SHAREHOLDERS TO AMENDMENTS
                   TO THE AMENDED ARTICLES OF INCORPORATION OF
                          THE STANDARD REGISTER COMPANY


        John K. Darragh, who is the President and Chief Executive Officer, and Otto F. Stock, who is the Secretary of The Standard Register Company, an Ohio corporation for profit (sometimes hereinafter referred to as the "Corporation"), with its principal place of business located at 600 Albany Street, Dayton, Ohio 45401-1167, do hereby certify that at the Annual Meeting of Shareholders of The Standard Register Company which was duly called and held on Wednesday, April 15, 1987, at Dayton, Ohio, at which meeting a quorum of each class of shareholders was present in person or by proxy, the following resolutions were adopted by the affirmative vote of the holders of shares entitled under the Amended Articles of Incorporation to exercise two-thirds of the voting power of The Standard Register Company on each of the following resolutions and also by the affirmative vote of seventy-five percent (75%) of the outstanding Common Stock voting separately as a class:


        RESOLVED, that the first two paragraphs of Article Fourth of the Amended Articles of Incorporation of The Standard Register Company which provides as follows:


                        FOURTH: The maximum number of shares of all classes of
              stock which the Corporation is authorized to have outstanding is 17,500,000 shares with no par value, of which 15,000,000 shall be known and designated as Common Stock and 2,500,000 shall be known and designated as Class A Stock.

                        Each issued and outstanding share of Common Stock with
              no par value each is hereby changed into two shares of Common Stock with no par value, and each issued and outstanding share of Class A Stock with no par value is hereby changed into two shares of Class A Stock with no par value.

be deleted and that the following two paragraphs be substituted for the present two paragraphs of Article Fourth of the Amended Articles of Incorporation:


                        FOURTH: The maximum number of shares of stock which the
              Corporation is authorized to have outstanding is 35,225,000 shares, of which 30,500,000 shares shall be known and designated as Common Stock and 4,725,000 shares shall be known and designated as Class A Stock. Each share of Common Stock and Class A Stock shall have a par value of $1.00.

                        Each issued and outstanding share of Common Stock with
              no par value is hereby changed into two shares of Common Stock with a par value of $1.00 each, and each issued and outstanding share of Class A Stock with no par value is hereby changed into two shares of Class A Stock with a par value of $1.00 each.

              IN WITNESS WHEREOF, John K. Darragh, as President and Chief Executive Officer, and Otto F. Stock, as Secretary, acting for and on behalf of The Standard Register Company have hereunto subscribed their names and caused the seal of The Standard Register Company to be hereunto affixed this 29th day of April, 1987.


                                       THE STANDARD REGISTER COMPANY
                                       an Ohio corporation

                                       By    /s/John K. Darragh
                                          ---------------------------
                                          John K. Darragh, President
                                          and Chief Executive Officer

                                       By    /s/Otto F. Stock
                                          ---------------------------
                                          Otto F. Stock, Secretary

                  CERTIFICATE OF AMENDMENT BY THE SHAREHOLDERS
                   TO THE AMENDED ARTICLES OF INCORPORATION OF
                          THE STANDARD REGISTER COMPANY



        Peter S. Redding, who is the President and Chief Executive Officer, and Rebecca A. Kagan, who is the Secretary of The Standard Register Company, an Ohio corporation for profit (sometimes hereinafter referred to as the "Corporation"), with its principal place of business located at 600 Albany Street, Dayton, Ohio 45401-1167, do hereby certify that at the Annual Meeting of Shareholders of The Standard Register Company which was duly called and held on Wednesday, April 19, 1995, at Dayton, Ohio, at which meeting a quorum of each class of shareholders was present in person or by proxy, the following resolution was adopted by the affirmative vote of the holders of shares entitled under the Amended Articles of Incorporation to exercise two-thirds of the voting power of The Standard Register Company:


        RESOLVED, that the first two paragraphs of Article Fourth of the Amended Articles of Incorporation of The Standard Register Company which presently provides as follows:

                        FOURTH: The maximum number of shares of all classes of
              stock which the Corporation is authorized to have outstanding is 35,225,000 shares, of which 30,500,000 shares shall be known and designated as Common Stock and 4,725,000 shares shall be known and designated as Class A Stock. Each share of Common Stock and Class A Stock shall have a par value of $1.00.

                        Each issued and outstanding share of Common Stock with
              no par value is hereby changed into two shares of Common Stock with a par value of $1.00 each, and each issued and outstanding share of

              Class A Stock with no par value is hereby changed into two shares of Class A Stock with a par value of $1.00 each.

be deleted and that the following paragraph be substituted for the first two paragraphs of Article Fourth of the Amended Articles of Incorporation:

                        FOURTH: The maximum number of shares of stock which the
              Corporation is authorized to have outstanding is 55,225,000 shares, of which 50,500,000 shares shall be known and designated as Common Stock and 4,725,000 shares shall be known and designated as Class A Stock. Each share of Common Stock and Class A Stock shall have a par value of $1.00.


        IN WITNESS WHEREOF, Peter S. Redding, as President and Chief Executive Officer, and Rebecca A. Kagan, as Secretary, acting for and on behalf of The Standard Register Company have hereunto subscribed their names and caused the seal of The Standard Register Company to be hereunto affixed this 15th day of May 1995.


                                        THE STANDARD REGISTER COMPANY
                                        an Ohio corporation



                                        By       /s/Peter S. Redding
                                            ---------------------------
                                            Peter S. Redding
                                            Chief Executive Officer



                                        By       /s/Rebecca A. Kagan
                                            ---------------------------
                                            Rebecca A. Kagan
                                            Secretary